Exhibit 99.1

News Release

Contact: Chip Swearngan, Metavante Corporation

414-357-3688, chip.swearngan@metavante.com or

Jordan Rittenberry, Edelman

312-233-1226, jordan.rittenberry@edelman.com

METAVANTE ACQUIRES NOMAD PAYMENTS LTD., ESTABLISHING

EUROPEAN PRESENCE IN PREPAID PROCESSING

Leading provider of prepaid and debit card processing and licensed software in U.K. and

Europe to join Metavante International Group

MILWAUKEE, Jan. 10, 2008 – Metavante Technologies, Inc. (NYSE: MV), a leading provider of banking and payments technology, today announced the acquisition of London-based Nomad Payments Limited, a leading provider of prepaid and debit card processing and licensed software. Nomad will now operate as Metavante Technologies Limited, part of the Metavante International Group.

The acquisition is expected to add approximately one percent to Metavante’s 2008 revenue and have no significant impact on the company’s profitability in 2008. The purchase price was approximately $58 million.

Nomad is an early leader and innovator in the European prepaid payments market, providing processing services for many different types of payment providers, including gift cards, money share cards, which enable individuals to provide cash to relatives living, studying or traveling abroad, and general purpose prepaid cards that can be used as an alternative to a bank account.

“Acquiring Nomad presents Metavante International Group with the opportunity to establish a European center of operations, with a blue-chip client base, multi-currency capabilities, high volume processing platform, proven business model and an established European sales channel,” said Frank R. Martire, Metavante president and chief executive officer.

Significant market opportunities include financial institutions, retailers, government agencies, program managers, open loop gift cards, professional organizations and affinity groups.

“Metavante’s extensive experience in prepaid processing is complementary and easily transferable to the United Kingdom market,” said Donald W. Layden, Jr., president of the Metavante International Group. “It also offers a rich opportunity to expand the prepaid processing value chain by offering synergistic Metavante services such as closed loop and loyalty programs, and fraud monitoring to U.K. and European markets.”

“Prepaid cards as a direct substitute for today’s cash and checks give Europe’s banks an ideal mechanism to achieve efficiencies after Single Euro Payments Area is in effect,” said Gareth Lodge, senior analyst with TowerGroup, the global research and advisory firm. “TowerGroup estimates that by 2010, prepaid card usage will be EUR75 billion, a 600 percent increase over 2005, and 375 million cards will be in circulation, a 1,000 percent increase,” he added.

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According to John Yeomans, Nomad CEO, “joining an established and successful prepaid processor like Metavante will enhance Nomad’s products and services, and enable them to be offered to a wider range of clients throughout the U.K. and Europe. Our company will greatly benefit from both Metavante’s financial strength and established credibility with financial institutions, making us a more formidable competitor in our marketplace.”

Nomad was established in 1991 as a card payments software provider, establishing its payment division in 2005. Debit and prepaid card processing clients include the Bank of Ireland, Clydesdale Bank, Newcastle Building Society, IDT Financial Services, and Tuxedo Money Solutions. Licensed software clients include Bank Zachodni WBK, the fourth largest bank in Poland, and ING Ukraine and Romania, BRD—Groupe Société Générale, and EFG Eurobank, which operates in Poland, Romania, Serbia and Ukraine.

Since 2000, Nomad was funded by a venture capital syndicate comprising Spark Ventures investing through Quester VCT plc, Quester 4 VCT plc and Quester Venture Partnership and Foresight Group investing through Foresight 4 VCT plc.

In the United States, Metavante Payment Solutions delivers electronic money movement through an integrated payments network, including an ATM/PIN-debit network in NYCE, mobile banking and payments delivered through NYCE, a check image exchange network in Endpoint Exchange, online bill pay, healthcare payment solutions, a suite of payment cards and automated clearing house (ACH) processing. Metavante can help clients grow revenue by capitalizing on the expanding electronic payments markets, including financial, healthcare and government payments. Metavante offers clients the efficient and integrated resources necessary to offer their customers a broad range of payment options and touch points.

About Nomad

Nomad has a well-deserved reputation for delivering innovation in card payments to its clients. Nomad continues this trend by being a leader with a fit-for-purpose prepaid capability for issuers, which meets the requirements of international scheme open-loop prepaid cards, featuring cardholder web service capability. The service manages all of the complexities surrounding card processing on behalf of members, including card and PIN production, customer service facilities, fulfillment and transaction authorization. Members are able to focus on their core business, confident in offering a flexible range of competitive products to their customers cost-effectively. Building on its expertise in debit card processing, Nomad has extended its specialized knowledge base and has harnessed its innovative Nomad CORTEX software to deliver a service which genuinely and cost-effectively caters for prepaid cards and their specific complexities. For further information, please visit: www.nomadpayments.com and www.nomadcortex.com.

About Metavante

Metavante Technologies, Inc. (NYSE: MV) is the parent company of Metavante Corporation. Metavante Corporation delivers banking and payments technologies to over 8,600 financial services firms and businesses worldwide. Metavante products and services drive account processing for deposit, loan and trust systems, image-based and conventional check processing, electronic funds transfer, consumer healthcare payments, electronic presentment and payment, business transformation services, and payment network solutions including the NYCE Network, a leading ATM/PIN debit network and provider of mobile financial services. Metavante (www.metavante.com) is headquartered in Milwaukee. Metavante and NYCE are registered trademarks of Metavante Corporation, which is the principal subsidiary of Metavante Technologies, Inc.

Metavante and NYCE are registered trademarks of Metavante Corporation,

which is the principal subsidiary of Metavante Technologies, Inc.

Cautionary Language Regarding Forward-Looking Statements

This press release may be viewed to contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those that express a plan, belief, expectation, estimation, anticipation, intent, contingency, future development or similar expression, and can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should,” or words of similar meaning. Statements that describe our objectives or goals are also forward-looking statements. The forward-looking statements included in this press release involve significant risks and uncertainties, and a number of factors, both foreseen and unforeseen, that could cause actual results to differ materially from our current expectations. These factors include, but are not limited to, our debt level, restrictions and limitations in our credit facilities, our competitive industry, risks of damage to our data centers, additional costs and requirements associated with our public company status, foreign currency fluctuations, intellectual property risks, risks with business cycles, effect of regulation on our business, network and operational risks, loss of significant customers and customer consolidation, risks associated with future acquisitions and growth opportunities, and other risks that may be disclosed from time to time in our SEC filings or otherwise, including those listed in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” section described in our registration statement on Form S-4, as amended (Registration No. 333-143143). We urge you to consider these factors carefully in evaluating the forward-looking statements and caution you not to place undue reliance upon forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect subsequent events or circumstances.

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